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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

        Date of Report (Date of earliest event reported): March 13, 2002



                              ELI LILLY AND COMPANY
             (Exact name of registrant as specified in its charter)



          INDIANA                     001-06351                 35-040950
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)          Identification No.)


 LILLY CORPORATE CENTER                                            46285
  INDIANAPOLIS, INDIANA                                          (Zip Code)
  (Address of Principal
    Executive Offices)







       Registrant's telephone number, including area code: (317) 276-2000




                                    No Change
    ------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.    Other Events.

           Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Eli Lilly and Company is filing a prospectus and prospectus supplement (the "Prospectus") with the Securities and Exchange Commission relating to its 6.00% Notes due 2012. The financial statements and other information included in this Form 8-K have been filed for the purpose of incorporating by reference such financial statements and other information into the Prospectus.

Item 7.   Financial Statements and Exhibits.

Exhibit Number      Exhibit
--------------      -------

(12) Statement Regarding Computation of Ratio of Earnings From Continuing Operations to Fixed Charges

(23)                Consent of Independent Auditors

(99.1)              Audited Consolidated Financial Statements of Eli Lilly and
                    Company

(99.2) Management's Discussion and Analysis of Financial Condition and Results of Operations


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ELI LILLY AND COMPANY
                                        (Registrant)


                                        By:  /s/ Thomas W. Grein
                                           -------------------------------------
                                           Name: Thomas W. Grein
                                           Title: Vice President and Treasurer






Dated:  March 13, 2002



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                                  EXHIBIT INDEX




Exhibit Number      Exhibit
--------------      -------

(12) Statement Regarding Computation of Ratio of Earnings From Continuing Operations to Fixed Charges

(23)                Consent of Independent Auditors

(99.1)              Audited Consolidated Financial Statements of Eli Lilly and
                    Company

(99.2) Management's Discussion and Analysis of Financial Condition and Results of Operations